Fair Value Adjustment Gain on DFA	12 Months Ended
Jun. 30, 2023
Material income and expense [abstract]
Fair Value Adjustment Gain on DFA

Note 13. Fair value adjustment gain on DFA

	2023	2022	2021

	US$	US$	US$
Fair value adjustment gain on DFA	12,302,160	—	—
Total fair value adjustment gain on DFA	12,302,160	—	—

There are several factors that could affect the estimated timing of regulatory approval and attainment of sales milestones, some of which are not entirely within the Company’s control. Therefore, at each reporting date, the Company reassesses the estimated timing of regulatory approval and attainment of sales milestones and the expected contractual success fee payments due therefrom. If the timing and/or amount of such expected payments is materially different than original estimates, the Company will prospectively adjust the accretion of the development financing liability and the imputed interest rate.

At June 30, 2023 the Company performed a fair value adjustment of the carrying amount of the Financial Liability. The expected timeline for approval and commercial launch have been delayed by twelve months, thus extending date of expected repayments. As the Company has more time to repay the amounts owed, the carrying value of the Financial Liability at June 30, 2023 was adjusted downward to reflect this delay. The fair value adjustment resulted in a non-cash gain on revaluation of $12.3 million. This change is recorded on the Profit and Loss statement as an unrealized fair value adjustment gain on the DFA. The Company will continue to accrete non-cash interest at the imputed rate of 23.82%. Refer to Note 25.

At every reporting period, the Company will review the expected approval and commercial launch dates. If the dates are delayed from those used at June 30, 2023, it is expected that a fair value adjustment will result in another non-cash gain. If the timelines for approval and launch are accelerated, the Company would anticipate a fair value adjustment resulting in a non-cash charge to be recognized on the Profit and Loss statement.